Interpublic Group April 28, 2022 FIRST QUARTER 2022 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. • Net revenue growth was +9.8% and organic growth of net revenue was +11.5% ◦ U.S. organic growth was +12.2% ◦ International organic growth was +10.2% ◦ Double-digit percent organic growth in each reportable segment • Net income as reported was $159.4 million • Adjusted EBITA before restructuring charges was $273.6 million, with margin on net revenue of 12.3% • Diluted EPS was $0.40 as reported and was $0.47 as adjusted • Repurchased $63 million under the reauthorized share repurchase program • Pleased with our strong start to the year and tone of business Overview — First Quarter 2022 Organic change of net revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of organic net revenue change on page 14 and adjusted results on pages 15-18.

3Interpublic Group of Companies, Inc. Three Months Ended March 31, 2022 2021 Net Revenue $ 2,227.2 $ 2,027.7 Billable Expenses 341.3 229.3 Total Revenue 2,568.5 2,257.0 Salaries and Related Expenses 1,564.4 1,393.1 Office and Other Direct Expenses 323.4 292.9 Billable Expenses 341.3 229.3 Cost of Services 2,229.1 1,915.3 Selling, General and Administrative Expenses 19.3 28.2 Depreciation and Amortization 67.8 69.2 Restructuring Charges 6.6 1.3 Total Operating Expenses 2,322.8 2,014.0 Operating Income 245.7 243.0 Interest Expense, net (29.6) (42.7) Other Expense, net (1) (6.2) (83.9) Income Before Income Taxes 209.9 116.4 Provision for Income Taxes 49.1 23.8 Equity in Net Income (Loss) of Unconsolidated Affiliates 0.1 (0.2) Net Income 160.9 92.4 Net Income Attributable to Non-controlling Interests (1.5) (0.7) Net Income Available to IPG Common Stockholders $ 159.4 $ 91.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.40 $ 0.23 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.40 $ 0.23 Weighted-Average Number of Common Shares Outstanding - Basic 394.5 391.5 Weighted-Average Number of Common Shares Outstanding - Diluted 398.4 396.0 Dividends Declared per Common Share $ 0.290 $ 0.270 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt for the three months ended March 31, 2021.

4Interpublic Group of Companies, Inc. Three Months Ended $ % Change March 31, 2021 $ 2,027.7 Foreign currency (27.6) (1.4%) Net acquisitions/(divestitures) (6.7) (0.3%) Organic 233.8 11.5% Total change 199.5 9.8% March 31, 2022 $ 2,227.2 Three Months Ended March 31, Change 2022 2021 (1) Organic Total Media, Data & Engagement Solutions $ 932.1 $ 849.8 11.5% 9.7% IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge Integrated Advertising & Creativity Led Solutions $ 958.8 $ 875.7 11.2% 9.5% McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies Specialized Communications & Experiential Solutions $ 336.3 $ 302.2 12.5% 11.3% IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies (1) Results for the three months ended March 31, 2021 have been recast to reflect our new reportable segments. See reconciliation of segment organic net revenue change on page 14. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 14. Three Months Ended March 31, 2022 +12.2% United States +1.5% United Kingdom +9.4% Continental Europe +21.5% Latin America +9.2% Asia Pacific +10.2% International +11.5% Worldwide +19.9% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Three Months Ended March 31 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended March 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	$ 245.7	$ (21.3)	$ (6.6)		$ 273.6
Total (Expenses) and Other Income [3]	(35.8)			$ (6.4)	(29.4)
Income Before Income Taxes	209.9	(21.3)	(6.6)	(6.4)	244.2
Provision for Income Taxes	49.1	4.2	1.6	0.0	54.9
Effective Tax Rate	*23.4 %*				*22.5 %*
Equity in Net Income of Unconsolidated Affiliates	0.1				0.1
Net Income Attributable to Non-controlling Interests	(1.5)				(1.5)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	$ 159.4	$ (17.1)	$ (5.0)	$ (6.4)	$ 187.9
Weighted-Average Number of Common Shares Outstanding	398.4				398.4
Earnings per Share Available to IPG Common Stockholders [4]	$ 0.40	$ (0.04)	$ (0.01)	$ (0.02)	$ 0.47

(1) Restructuring charges of $6.6 in the first quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(2) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(3) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(4) Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 15.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

8Interpublic Group of Companies, Inc. Three Months Ended March 31, 2022 2021 Net Income $ 160.9 $ 92.4 OPERATING ACTIVITIES: Depreciation & amortization 81.0 92.2 Deferred taxes 19.9 18.2 Other non-cash items 12.3 2.4 Net losses on sales of businesses 6.4 12.5 Loss on early extinguishment of debt — 74.0 Change in working capital, net (865.4) (496.9) Change in other non-current assets & liabilities (48.7) (44.6) Net cash used in Operating Activities (633.6) (249.8) INVESTING ACTIVITIES: Capital expenditures (30.7) (28.3) Net proceeds from investments 2.6 28.8 Other investing activities (0.7) (0.3) Net cash (used in) provided by Investing Activities (28.8) 0.2 FINANCING ACTIVITIES: Common stock dividends (118.3) (109.1) Repurchases of common stock (63.1) — Tax payments for employee shares withheld (38.3) (22.4) Distributions to noncontrolling interests (3.1) (3.3) Acquisition-related payments (1.1) (3.4) Proceeds from long-term debt — 998.1 Early extinguishment of long-term debt — (1,066.8) Exercise of stock options — 8.0 Net increase (decrease) in short-term borrowings 13.9 (2.9) Other financing activities (0.1) (10.9) Net cash used in Financing Activities (210.1) (212.7) Currency effect 5.0 (30.4) Net decrease in cash, cash equivalents and restricted cash $ (867.5) $ (492.7) ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. March 31, 2022 December 31, 2021 March 31, 2021 CURRENT ASSETS: Cash and cash equivalents $ 2,402.3 $ 3,270.0 $ 2,015.3 Accounts receivable, net 4,179.9 5,177.7 3,440.3 Accounts receivable, billable to clients 2,155.3 2,347.2 1,842.7 Assets held for sale 30.4 8.2 4.5 Other current assets 502.1 428.7 467.4 Total current assets $ 9,270.0 $ 11,231.8 $ 7,770.2 CURRENT LIABILITIES: Accounts payable $ 7,245.3 $ 8,960.0 $ 5,862.0 Accrued liabilities 590.9 918.1 608.9 Contract liabilities 760.0 688.5 689.1 Short-term borrowings 59.1 47.5 43.1 Current portion of long-term debt 0.6 0.7 502.8 Current portion of operating leases 270.3 265.8 268.8 Liabilities held for sale 28.0 9.4 9.8 Total current liabilities $ 8,954.2 $ 10,890.0 $ 7,984.5 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.650% 5.400%2.400%4.200% Total Debt = $3.0 billion ($ in Millions) Debt Maturity Schedule 4.750% 3.375% ... ... (1)

11Interpublic Group of Companies, Inc. Summary • A strong start to the year, with solid tone of business • Continued focus on driving growth  Building on our industry-leading foundation ◦ Strong agency brands ◦ Exceptional talent ◦ Data capabilities at scale ◦ Creative and innovative marketing solutions ◦ Integrated digital and digital specialists ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Flexible business model is positioned to address macro uncertainty • Financial strength is a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. 2022 Q1 Q2 Q3 Q4 YTD 2022 Depreciation and amortization (1) $ 46.5 $ 46.5 Amortization of acquired intangibles 21.3 21.3 Amortization of restricted stock and other non-cash compensation 12.5 12.5 Net amortization of bond discounts and deferred financing costs 0.7 0.7 2021 Q1 Q2 Q3 Q4 FY 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 53.6 $ 197.6 Amortization of acquired intangibles 21.6 21.6 21.5 21.5 86.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 12.2 70.1 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 0.9 5.7 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Net Revenue

		Three Months Ended March 31, 2021	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended March 31, 2022	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 849.8	$ (15.1)	$ (0.1)	$ 97.5	$ 932.1	11.5%	9.7%
	Integrated Advertising & Creativity Led Solutions [1] [3]	875.7	(9.5)	(5.8)	98.4	958.8	11.2%	9.5%
	Specialized Communications & Experiential Solutions [1] [4]	302.2	(3.0)	(0.8)	37.9	336.3	12.5%	11.3%
	Total	**$ 2,027.7**	**$ (27.6)**	**$ (6.7)**	**$ 233.8**	**$ 2,227.2**	**11.5%**	**9.8%**
GEOGRAPHIC:	**United States**	**$ 1,309.8**	**$ —**	**$ —**	**$ 160.3**	**$ 1,470.1**	**12.2%**	**12.2%**
	International	**717.9**	**(27.6)**	**(6.7)**	**73.5**	**757.1**	**10.2%**	**5.5%**
	United Kingdom	184.0	(4.3)	—	2.7	182.4	1.5%	(0.9%)
	Continental Europe	175.8	(13.0)	—	16.5	179.3	9.4%	2.0%
	Asia Pacific	169.1	(6.7)	(3.3)	15.5	174.6	9.2%	3.3%
	Latin America	75.4	(3.8)	(0.1)	16.2	87.7	21.5%	16.3%
	All Other Markets	113.6	0.2	(3.3)	22.6	133.1	19.9%	17.2%
	Worldwide	**$ 2,027.7**	**$ (27.6)**	**$ (6.7)**	**$ 233.8**	**$ 2,227.2**	**11.5%**	**9.8%**

[1] Results for three month ended March 31, 2021 have been recast to reflect our new reportable segments.
[2] Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
[4] Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies.
($ in Millions)

Interpublic Group of Companies, Inc. — 14 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended March 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 245.7**	**$ (21.3)**	**$ (6.6)**		**$ 273.6**
Total (Expenses) and Other Income [4]	(35.8)			$ (6.4)	(29.4)
Income Before Income Taxes	**209.9**	**(21.3)**	**(6.6)**	**(6.4)**	**244.2**
Provision for Income Taxes	49.1	4.2	1.6	0.0	54.9
Effective Tax Rate	23.4 %				22.5 %
Equity in Net Income of Unconsolidated Affiliates	0.1				0.1
Net Income Attributable to Non-controlling Interests	(1.5)				(1.5)
Net Income Available to IPG Common Stockholders	**$ 159.4**	**$ (17.1)**	**$ (5.0)**	**$ (6.4)**	**$ 187.9**
Weighted-Average Number of Common Shares Outstanding - Basic	**394.5**				**394.5**
Dilutive effect of stock options and restricted shares	3.9				3.9
Weighted-Average Number of Common Shares Outstanding - Diluted	**398.4**				**398.4**
Earnings per Share Available to IPG Common Stockholders [5]:					
Basic	$ 0.40	$ (0.04)	$ (0.01)	$ (0.02)	$ 0.48
Diluted	$ 0.40	$ (0.04)	$ (0.01)	$ (0.02)	$ 0.47

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of $6.6 in the first quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
[4] Consists of non-operating expenses including interest expense, interest income, and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 15 IPG

16Interpublic Group of Companies, Inc. Reconciliation of Adjusted EBITA Three Months Ended March 31, 2022 2021 Net Revenue $ 2,227.2 $ 2,027.7 Non-GAAP Reconciliation: Net Income Available to IPG Common Stockholders $ 159.4 $ 91.7 Add Back: Provision for Income Taxes 49.1 23.8 Subtract: Total (Expenses) and Other Income (2) (35.8) (126.6) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.1 (0.2) Net Income Attributable to Non-controlling Interests (1.5) (0.7) Operating Income $ 245.7 $ 243.0 Add Back: Amortization of Acquired Intangibles 21.3 21.6 Adjusted EBITA $ 267.0 $ 264.6 Adjusted EBITA Margin on Net Revenue % 12.0% 13.0 % Restructuring Charges (3) 6.6 1.3 Adjusted EBITA before Restructuring Charges $ 273.6 $ 265.9 Adjusted EBITA before Restructuring Charges Margin on Net Revenue % 12.3% 13.1% (1) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021. (3) Restructuring charges of $6.6 and $1.3 in the first quarter of 2022 and 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. ($ in Millions)

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,	
	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]
Net Revenue	**$ 932.1**	**$ 849.8**	**$ 958.8**	**$ 875.7**	**$ 336.3**	**$ 302.2**			**$ 2,227.2**	**$ 2,027.7**
Segment/Adjusted EBITA	$ 101.4	$ 135.8	$ 130.5	$ 118.1	$ 56.0	$ 40.8	$ (20.9)	$ (30.1)	$ 267.0	$ 264.6
Restructuring Charges	—	—	6.1	0.4	0.4	0.9	0.1	—	6.6	1.3
Segment/Adjusted EBITA before Restructuring Charges	**$ 101.4**	**$ 135.8**	**$ 136.6**	**$ 118.5**	**$ 56.4**	**$ 41.7**	**$ (20.8)**	**$ (30.1)**	**$ 273.6**	**$ 265.9**
Margin (%) of net revenue	*10.9 %*	*16.0 %*	*14.2 %*	*13.5 %*	*16.8 %*	*13.8 %*			*12.3 %*	*13.1 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for (benefit of) incomes taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of IPG DXTRA and DXTRA Health, Weber Shandwick, Golin, and our sports, entertainment and experiential agencies.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended March 31, 2021 have been recast to reflect our new reportable segments.

($ in Millions)

Interpublic Group of Companies, Inc. — 17 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended March 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Loss on Early Extinguishment of Debt [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 243.0**	**$ (21.6)**	**$ (1.3)**			**$ 265.9**
Total (Expenses) and Other Income [5]	(126.6)			$ (12.5)	$ (74.0)	(40.1)
Income Before Income Taxes	**116.4**	**(21.6)**	**(1.3)**	**(12.5)**	**(74.0)**	**225.8**
Provision for Income Taxes	23.8	4.2	0.3	0.7	18.5	47.5
Effective Tax Rate	*20.4 %*					*21.0 %*
Equity in Net Loss of Unconsolidated Affiliates	(0.2)					(0.2)
Net Income Attributable to Non-controlling Interests	(0.7)					(0.7)
Net Income Available to IPG Common Stockholders	**$ 91.7**	**$ (17.4)**	**$ (1.0)**	**$ (11.8)**	**$ (55.5)**	**$ 177.4**
Weighted-Average Number of Common Shares Outstanding - Basic	**391.5**					**391.5**
Dilutive effect of stock options and restricted shares	4.5					4.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**396.0**					**396.0**
Earnings per Share Available to IPG Common Stockholders [6]:						
Basic	$ 0.23	$ (0.04)	$ 0.00	$ (0.03)	$ (0.14)	$ 0.45
Diluted	$ 0.23	$ (0.04)	$ 0.00	$ (0.03)	$ (0.14)	$ 0.45

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $1.3 in the first quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 18 IPG

19Interpublic Group of Companies, Inc. Metrics Update

20Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

21Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months

22Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.0% and 1.4% for the three months ended March 31, 2022 and 2021, respectively. Three Months Ended March 31 2022 2021

23Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months

24Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three Months Ended March 31 2022 2021

25Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

26Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended March 31, 2022 Leverage Ratio (not greater than) (2) 3.50x Actual Leverage Ratio 1.65x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended March 31, 2022 Net Income Available to IPG Common Stockholders $ 1,020.5 + Non-Operating Adjustments (3) 418.4 Operating Income $ 1,438.9 + Depreciation and Amortization 349.1 + Other Non-cash Charges Reducing Operating Income 14.7 Credit Agreement EBITDA (2): $ 1,802.7 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2021 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net (income) loss attributable to non-controlling interests.

27Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of COVID-19 pandemic, including unanticipated developments like the emergence of new coronavirus variants or any shortfalls in vaccination efforts, and associated mitigation measures such as social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; ▪ the impact on our operations of general or directed cybersecurity events; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings.